UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒           Preliminary Information Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14c-5(d)(2))

☐           Definitive Information Statement

HANDY & HARMAN LTD.
(Name of Registrant as Specified in Its Charter)

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(2)           Form, Schedule or Registration Statement No.:

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PRELIMINARY COPY – SUBJECT TO COMPLETION
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Handy & Harman Ltd.
1133 Westchester Avenue, Suite N222
White Plains, New York 10604

Dear Handy & Harman Ltd. Stockholders:

Please be advised that on May 28, 2015, the potential receipt of shares of our common stock, $.01 par value (the “Common Stock”), by SPH Group Holdings LLC (“SPHG Holdings”), the holder of approximately 66.1% of our outstanding Common Stock, was approved by the written consent of SPHG Holdings. The proposed receipt by SPHG Holdings of our Common Stock will be made in connection with an exchange agreement between our wholly-owned subsidiary Handy & Harman Group Ltd. (“H&H Group”) and SPHG Holdings whereby SPHG Holdings will exchange shares that it holds in JPS Industries, Inc. for newly issued shares of our Common Stock held by H&H Group.  The exact number of shares of Common Stock to be received by SPHG Holdings will be determined by reference to the twenty days’ dollar volume weighted average price of our Common Stock (as more fully described in the attached Notice and Information Statement) prior to the closing of the exchange.  Assuming that the twenty days’ dollar volume weighted average price is $31.68, which was the closing price of our Common Stock as reported on the NASDAQ Capital Market on May 29, 2015, SPHG Holdings will receive approximately 1,527,953 shares of our Common Stock.  Accordingly, based on this assumption, our total outstanding shares will increase from 10,784,634 shares to 12,312,587 shares, and the percentage ownership of SPHG Holdings in our company will increase from 66.1% to 70.3%.

The exchange agreement was approved by our Audit Committee, consisting solely of our independent directors, and our Board of Directors.

We previously circulated a Definitive Information Statement on or about February 9, 2015 to our stockholders relating to the potential issuance of 863,946 shares of our Common Stock (constituting an approximate 8.0% increase in our Common Stock) to SPHG Holdings.  While that potential issuance was approved by our Audit Committee, our Board of Directors and SPHG Holdings, that potential issuance did not occur as the transaction relating to that potential issuance was terminated.

Please be advised further that on May 28, 2015, our Board of Directors approved the adoption of an amendment (the “Amendment”) to our certificate of incorporation (the “Certificate of Incorporation”), which extends the expiration date from July 29, 2015 to July 29, 2018 of the 5% ownership limitations contained in ARTICLE FIFTH of our Certificate of Incorporation.  This ownership limitation preserves the tax treatment of our net operating losses and other tax benefits.  On May 28, 2015, SPHG Holdings approved the Amendment.

For more information concerning the potential receipt by SPHG Holdings of our Common Stock and the Amendment, please see the attached Notice and the accompanying Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors,

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN
Chairman of the Board

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the potential issuance, passed upon the merits or fairness of the potential issuance or passed upon the adequacy or accuracy of the disclosures in this letter to stockholders or the accompanying Notice and Information Statement. Any representation to the contrary is a criminal offense.

PRELIMINARY COPY – SUBJECT TO COMPLETION

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

HANDY & HARMAN LTD.
1133 Westchester Avenue, Suite N222
White Plains, New York 10604

DATE FIRST MAILED TO STOCKHOLDERS: June __, 2015

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF HANDY & HARMAN LTD.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Handy & Harman Ltd.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Handy & Harman Ltd., a company incorporated in Delaware (“we,” “us,” “our,” “HNH,” or the “Company”), to advise our stockholders of the potential receipt of shares of our common stock, $.01 par value (the “Common Stock”), by SPH Group Holdings LLC (“SPHG Holdings”), the holder of approximately 66.1% of our Common Stock and an entity affiliated with certain of our directors and officers. The proposed receipt will be made in connection with an exchange agreement, dated as of May 31, 2015, between our wholly owned subsidiary Handy & Harman Group, Ltd. (“H&H Group”) and SPHG Holdings (the “Exchange Agreement”).  The Exchange Agreement provides that we will issue (the “Issuance”) to HNH Group shares of our Common Stock in an amount equal to the product of (a) the aggregate number of shares of Common Stock, par value $.01 per share (“JPS Common Stock”) of JPS Industries, Inc. (“JPS”) held by SPHG Holdings immediately prior to the Exchange (as defined below) multiplied by (b) a fraction, (i) the numerator of which is $11.00 and (ii) the denominator of which is an amount equal to the Parent Stock Price (as defined in the Exchange Agreement and which is determined by reference to the twenty days’ dollar volume weighted average price for shares of our Common Stock ending with the complete trading day prior to the Exchange).  Following the Issuance, HNH Group will exchange (the “Exchange”) such newly issued shares of our Common Stock for all shares of JPS Common Stock held by SPHG Holdings.  The Issuance and Exchange will take place following the merger of a subsidiary of H&H Group into JPS; however, such merger is not contingent on the consummation of the Issuance and the Exchange.

Assuming a Parent Stock Price of $31.68, which was the closing price of our Common Stock as reported on the NASDAQ Capital Market on May 29, 2015, the trading day immediately prior to public disclosure of the Issuance and the Exchange, SPHG Holdings will receive approximately 1,527,953 shares of Common Stock in the Exchange.  As of April 29, 2015, we had 10,784,634 shares of Common Stock outstanding, of which SPHG Holdings owns 7,131,185 shares.  Accordingly, assuming a Parent Stock Price of $31.68, upon consummation of the Issuance and the Exchange our total outstanding shares will increase to 12,312,587 and the percentage ownership of SPHG Holdings in the Company will increase from 66.1% to 70.3%.

The Issuance and the Exchange have been approved by the Audit Committee of our Board of Directors, consisting solely of independent directors, and our Board of Directors (the “Board”). Because of the stockholder approval requirements of the NASDAQ Stock Market, the Issuance and the Exchange also had to be approved by our stockholders. The Issuance and the Exchange have been approved by the written consent of SPHG Holdings, the holder of a majority of our issued and outstanding Common Stock. We urge you to read the entire Information Statement included with this Notice carefully for a more complete description of these matters.

This Notice and the accompanying Information Statement also relates to the following corporate action.  On May 28, 2015, our Board approved the adoption of a Certificate of Amendment (the “Amendment”) to our certificate of incorporation (the “Certificate of Incorporation”) in order to extend the expiration date of the 5% ownership limitation contained in ARTICLE FIFTH of our Certificate of Incorporation, which preserves the tax treatment of our net operating losses and other tax benefits.  The Amendment extends the expiration date of such protective provisions for an additional three year period, from July 29, 2015 to July 29, 2018.

On May 28, 2015, through the consent of SPHG Holdings, a majority of our issued and outstanding shares of Common Stock took action in lieu of a Special Meeting of our stockholders authorizing us to adopt the Amendment.

Pursuant to Rule 14c−2 under the Exchange Act, the Issuance and Exchange can be made no sooner than 20 business days after the definitive form of the accompanying Information Statement is first mailed to the Company’s stockholders and the filing of the Amendment with the Secretary of State of Delaware can be made no sooner than 20 calendar days after the definitive form of the accompanying Information Statement is first mailed to the Company’s stockholders. Since the definitive form of the accompanying Information Statement is first being mailed to our stockholders on June __, 2015, (i) the Issuance and Exchange and (ii) the filing of the Amendment with the Secretary of State of Delaware may be made on or after July __, 2015 and July __, 2015, respectively. As the matters set forth in this Notice and accompanying Information Statement have been duly authorized and approved by the written consent of the holders of a majority of the voting power of the Company’s issued and outstanding voting securities, your vote or consent is not requested or required to approve the Issuance and Exchange or the Amendment. The accompanying Information Statement is provided solely for your information and we are not, by sending this Information Statement, asking any of our stockholders to vote.

By order of the Board of Directors,

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN
Chairman of the Board

White Plains, New York
June __, 2015

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the potential issuance, passed upon the merits or fairness of the potential issuance or passed upon the adequacy or accuracy of the disclosures in this Notice or the accompanying Information Statement. Any representation to the contrary is a criminal offense.

PRELIMINARY COPY – SUBJECT TO COMPLETION

HANDY & HARMAN LTD.
1133 Westchester Avenue, Suite N222
White Plains, New York 10604

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

General – Issuance and Exchange

This Information Statement is being furnished by Handy & Harman Ltd., a Delaware corporation (“we,” “us,” “our,” “HNH” or the “Company”), to advise our stockholders of the potential receipt of shares of our common stock, $.01 par value (the “Common Stock”), by SPH Group Holdings LLC (“SPHG Holdings”), the holder of approximately 66.1% of our Common Stock and an entity affiliated with certain of our directors and officers. The proposed receipt by SPHG Holdings will be made in connection with an exchange agreement, dated as of May 31, 2015, between our wholly-owned subsidiary Handy & Harman Group, Ltd. (“H&H Group”) and SPHG Holdings (the “Exchange Agreement”).  The Exchange Agreement provides that we will issue (the “Issuance”) to HNH Group shares of our Common Stock in an amount equal to the product of (a) the aggregate number of shares of Common Stock, par value $.01 per share (“JPS Common Stock”), of JPS Industries, Inc. (“JPS”) held by SPHG Holdings immediately prior to the Exchange (as defined below) multiplied by (b) a fraction, (i) the numerator of which is $11.00 and (ii) the denominator of which is an amount equal to the Parent Stock Price (as defined in the Exchange Agreement and which is determined by reference to the twenty days’ dollar volume weighted average price for shares of our Common Stock ending with the complete trading day prior to the Exchange).  Following the Issuance, HNH Group will exchange (the “Exchange”) such newly issued shares of our common stock for all shares of JPS Common Stock held by SPHG Holdings.  The Issuance and the Exchange will take place following the merger of a subsidiary of H&H Group into JPS; however, such merger is not contingent on the consummation of the Issuance and the Exchange.

Assuming a Parent Stock Price of $31.68, which was our closing price as reported on the NASDAQ Capital Market on May 29, 2015, the trading day immediately prior to public disclosure of the Issuance and the Exchange, SPHG Holdings will receive approximately 1,527,953 shares of our Common Stock.  As of April 29, 2015, we had 10,784,634 shares of Common Stock outstanding, of which SPHG Holdings owns 7,131,185 shares.  Accordingly, assuming a Parent Stock Price of $31.68, upon consummation of the Issuance and Exchange our total outstanding shares will increase to 12,312,587 and the percentage ownership of SPHG Holdings in the Company will increase from 66.1% to 70.3%.

The Exchange Agreement is attached as Appendix I to this Information Statement.

Approval of the Issuance and the Exchange by Our Audit Committee and Our Board of Directors

On  April 17, 2015 the Audit Committee of our Board of Directors (the “Audit Committee”), consisting solely of independent directors, approved the Issuance and the Exchange and also on April 17, 2015 our Board of Directors (the “Board”) approved the Issuance and the Exchange.

Requirement to Obtain Stockholder Approval of Issuance and Exchange

We are subject to the NASDAQ Stock Market Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market. As described in the next paragraph, the Issuance and the Exchange require stockholder approval under the NASDAQ Stock Market Listing Rules because an affiliate of ours will receive shares of our Common Stock in exchange for shares such affiliate owns in an entity in which the affiliate has a greater than 5% interest.

Pursuant to the NASDAQ Stock Market Listing Rule 5635(a)(2), when a NASDAQ−listed company proposes to issue securities in connection with the acquisition of the stock or assets of another company, stockholder approval is required if a substantial stockholder of such company has a 5% or greater interest, directly or indirectly, in such company or the assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock could result in an increase in outstanding shares of common stock or voting power of 5% or more. NASDAQ Stock Market Listing Rule 5635(e)(3) defines a substantial stockholder as the holder of an interest of 5% or more of either the number of shares of common stock or the voting power outstanding of a NASDAQ−listed company. Because SPHG Holdings currently owns approximately 66.1% of our outstanding Common Stock, SPHG Holdings is considered a substantial stockholder of the Company under NASDAQ Stock Market Listing Rule 5635(e)(3). In addition, it is estimated that SPHG Holdings will own approximately 4,400,504 shares of JPS Common Stock immediately prior to the Exchange, or approximately 42.3% of the outstanding JPS Common Stock, and SPHG Holdings will receive our Common Stock in exchange for the JPS Common Stock it holds.

Impact of the Exchange and Issuance on our Stockholders

As of April 29, 2015, we had 10,784,634 shares of Common Stock issued and outstanding and entitled to vote on the Issuance and Exchange, of which SPHG Holdings owns 7,131,185 shares, or approximately 66.1% of our outstanding shares. As a result of the Issuance and Exchange, assuming a Parent Stock Price of $31.68 per share, which was the closing price of our Common Stock as reported on the NASDAQ Capital Market on May 29, 2015, our issued and outstanding shares will increase by approximately 1,527,953 shares of Common Stock, or approximately 14.2%, from 10,784,634 shares to 12,312,587 shares of Common Stock and SPHG Holdings will beneficially own 8,659,138 shares of our Common Stock or approximately 70.3% as opposed to the current approximate of 66.1%.  Assuming a Parent Stock Price of [$___], which was the twenty days’ dollar volume weighted average price for shares of our Common Stock ending on the trading day immediately prior to the date of this Information Statement, our issued and outstanding shares will increase by [  ] shares of Common Stock or approximately [   %] to [ ] shares of Common Stock and SPHG Holdings will own [   ] shares of our Common Stock or approximately [   %].

Approval of Charter Amendment

This Notice and the accompanying Information Statement also relates to the following corporate action.  On May 28, 2015, our Board approved the adoption of a Certificate of Amendment (the “Amendment”) to our Certificate of Incorporation in order to extend the expiration date of the 5% ownership limitation contained in ARTICLE FIFTH of our Certificate of Incorporation, which preserves the tax treatment of our net operating losses (“NOLs”) and other tax benefits.  The Amendment extends the expiration date of such protective provisions for an additional three year period, from July 29, 2015 to July 29, 2018.

The Actions by Written Consent

In order to consummate the Issuance and the Exchange and the Amendment, pursuant to the Delaware General Corporation Law (the “DGCL”), the Company had to obtain the approval of a majority of the outstanding Common Stock of the Company present in person or represented by proxy and entitled to vote on the matter. Abstentions and broker non-votes count against the actions. On May 28, 2015, SPHG Holdings, the holder of a majority of our outstanding shares of Common Stock, approved the Issuance and the Exchange and the Amendment, in lieu of a special meeting of our stockholders, by written consent.

No Voting Required; Notice Pursuant to Section 228

We are not seeking a vote, authorizations, or proxies from you. Our amended and restated certificate of incorporation, amended and restated bylaws, as amended, and Section 228 (“Section 228”) of the DGCL provide that stockholders may take action without a meeting of the stockholders and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. The approval by at least a majority of the outstanding voting power of our Common Stock is required to approve the Issuance and the Exchange and the Amendment.

Pursuant to Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the written consent.

General Information

We previously circulated a Definitive Information Statement on or about February 9, 2015 to our stockholders relating to the potential issuance of 863,946 shares of our Common Stock to SPHG Holdings.  While that potential issuance was approved by the Audit Committee, our Board and SPHG Holdings, that potential issuance did not occur as the transaction relating to that potential issuance was terminated.

This Information Statement is first being mailed on or about June __, 2015 to stockholders of record of the Company as of June __, 2015 (the “Record Date”), and is being delivered to inform you of the corporate actions described herein before it takes effect in accordance with Rule 14c−2 of the Exchange Act.

In addition the Exchange and the Issuance will not become effective until at least July __, 2015, which is more than 20 business days following the date on which this Information Statement was first sent to our stockholders. The Company will not be able to file the Amendment until July __, 2015 which is more than 20 calendar days following the date on which this Information Statement was sent to Shareholders.

Our principal executive offices are located at 1133 Westchester Avenue, Suite N222, White Plains, New York, 10604 and our main telephone number is (914) 461-1300.

RECEIPT OF SHARES BY SPHG HOLDINGS

This Information Statement is being delivered in connection with the receipt by SPHG Holdings, the holder of approximately 66.1% of our outstanding Common Stock, of shares of our Common Stock in connection with the Issuance and Exchange. Because of the stockholder approval requirements of the NASDAQ Stock Market, stockholder approval of the Issuance and Exchange is required. The Issuance and the Exchange have been approved by our Audit Committee, which consists solely of independent directors, and our Board. In addition, the Issuance and Exchange have been approved by SPHG Holdings, the holder of a majority of our outstanding shares of Common Stock. Accordingly, your vote or consent is not requested or required to approve the Issuance and the Exchange.

The Parties

Our Company. We are a Delaware corporation with our principal executive offices located at 1133 Westchester Avenue, Suite N222, White Plains, New York 10604. HNH is a diversified manufacturer of engineered niche industrial products with leading market positions in many of the markets it serves. Through our wholly owned operating subsidiaries, HNH focuses on high margin products and innovative technology and serves customers across a wide range of end markets. HNH sells its products and services through direct sales forces, distributors and manufacturer’s representatives. HNH is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Securities Exchange Commission (the “SEC”) relating to its business, financial condition and other matters.

Steel Holdings. Steel Partners Holdings L.P. (“Steel Holdings”) is a global diversified holding company that engages or has interests in a variety of operating businesses through its subsidiary companies.

SPHG Holdings. SPHG Holdings is a subsidiary of Steel Holdings. The principal business of SPHG Holdings is holding securities for the account of Steel Holdings.

H&H Group. H&H Group is a Delaware corporation and a wholly owned subsidiary of HNH.

Corporate Actions

Audit Committee and Board Approval. After consideration and review of the merits of the Issuance and the Exchange, our Audit Committee, consisting solely of independent directors, and our Board approved the Issuance and the Exchange.

Requirement to Obtain Stockholder Approval. We are subject to the NASDAQ Stock Market Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market. As described in the next paragraph, the Issuance and Exchange require stockholder approval under the NASDAQ Stock Market Listing Rules because an affiliate of ours will receive shares of our Common Stock in exchange for shares such affiliate owns in an entity that the affiliate has a greater than 5% interest.

Pursuant to NASDAQ Stock Market Listing Rule 5635(a)(2), when a NASDAQ−listed company proposes to issue securities in connection with the acquisition of the stock or assets of another company, stockholder approval is required if a substantial stockholder of such company has a 5% or greater interest, directly or indirectly, in such company or the assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock could result in an increase in outstanding shares of common stock or voting power of 5% or more. NASDAQ Stock Market Listing Rule 5635(e)(3) defines a substantial stockholder as the holder of an interest of 5% or more of either the number of shares of common stock or the voting power outstanding of a NASDAQ−listed company. Because SPHG Holdings currently owns approximately 66.1% of our outstanding Common Stock, SPHG Holdings is considered a substantial stockholder of the Company under NASDAQ Stock Market Listing Rule 5635(e)(3). In addition, it is estimated that SPHG Holdings will own approximately 4,400,504 shares of JPS Common Stock immediately prior to the Exchange, or approximately 42.3% of the outstanding JPS Common Stock, and SPHG Holdings will receive our Common Stock in exchange for the JPS Common Stock. If the Issuance and the Exchange are consummated, then based on a Parent Stock Price of $31.68 per share our outstanding shares of Common Stock will increase by approximately 14.2% and the percentage ownership of SPHG Holdings in our Company will increase by approximately 4.2%.

In addition to NASDAQ Stock Market Listing Rule 5635(a)(2), NASDAQ Stock Market Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities when the issuance enables an investor to acquire or have the right to acquire 20% or more of the outstanding common stock or voting power of a company at a price less than the greater of book or market value.  While we do not believe that we will issue 20% or more of our Common Stock or voting power to SPHG Holdings as part of the Issuance and Exchange, the approval of SPHG Holdings also constitutes stockholder approval for purposes of NASDAQ Stock Market Listing Rule 5635(d).

Approval by Written Consent.  On May 28, 2015, SPHG Holdings, the beneficial owner of approximately 66.1% of the outstanding shares of our Common Stock, executed the Written Consent in lieu of a meeting approving the Issuance and the Exchange. As a result, no further approval of our stockholders is required to approve the Issuance and the Exchange.

No Fairness Opinion or Separate Vote by Our Unaffiliated Stockholders. In connection with the Issuance and the Exchange, our Board did not receive a report, opinion or appraisal from an outside party as to the value of our Common Stock or seek the approval of a vote by a majority of the shares of our Common Stock held by our unaffiliated stockholders. The Issuance and the Exchange were approved by our Audit Committee, which consists solely of independent directors, and our Board. In addition, our Board as well as our Audit Committee believes that linking the value of our Common Stock to a twenty days’ volume weighted average price provides sufficient procedural safeguards. The Board believes that there is sufficient liquidity in the trading volume of the Common Stock to enable the trading price of the Common Stock to provide sufficient indicia of the value of the Common Stock. The Board also believes that tying the value to a twenty days’ volume weighted average price, as opposed to a shorter period of time, ensures that the value of our Common Stock will not be subject to random fluctuations in the trading price of our Common Stock.

Dilutive Effect. Our stockholders will incur dilution of their percentage of stock ownership in HNH if and when the Issuance and Exchange are consummated. This means that our current stockholders will own a smaller percentage interest in HNH as a result of the Issuance and Exchange.

Based on a Parent Stock Price of $31.68, which was the closing price of our Common Stock as reported on the NASDAQ Capital Market on May 29, 2015, the incremental impact that the Issuance and Exchange will have upon the number of shares of our Common Stock outstanding (assuming no additional issuances of shares of our Common Stock) is as follows:

Number of Shares Outstanding as of April 29, 2015	Shares Issued	Number of Shares Outstanding After Issuance
10,784,634	1,527,953	12,312,587(1)

(1) Assuming 1,527,953 shares are issued in connection with the Issuance and Exchange, SPHG Holdings will own approximately 70.3% of our outstanding Common Stock, an increase of approximately 4.2% from its current ownership of approximately 66.1%.  Assuming a Parent Stock Price of [$___], which is the twenty days’ dollar volume weighted average price for shares of our Common Stock ending on the trading day immediately prior to the date of this Information Statement, our issued and outstanding shares will increase by [  ] shares of Common Stock or approximately [   %] to [ ] shares of Common Stock and SPHG Holdings will own [   ] shares of our Common Stock or approximately [   %].

While we currently expect SPHG Holdings will own approximately 4,400,504 shares of JPS Common Stock immediately prior to the Exchange, it is possible that SPHG Holdings’ ownership could be greater or less than that amount.  In any event, based on the Parent Stock Price of $31.68 per share, we would not expect to issue more than 1,613,132 shares of our Common Stock to SPHG Holdings as part of the Issuance and Exchange, in which case SPHG Holdings’ percentage ownership in the Company will increase to 70.5% and our issued and outstanding shares will increase by approximately 15.0%.

THE EXCHANGE AGREEMENT

On May 31, 2015, H&H Group and SPHG Holdings entered into the Exchange Agreement.  The Exchange Agreement provides for the Issuance and Exchange. As a result of the Issuance and the Exchange, H&H Group will acquire all of the JPS Common Stock held by SPHG Holdings in exchange for shares of our Common Stock, as further described herein.

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE EXPIRATION DATE OF THE PROTECTIVE PROVISIONS

Introduction

The Company’s Amended and Restated Certificate of Incorporation contains certain provisions which impose certain restrictions on transfers of our Common Stock or other interests  (the “Protective Provisions”) that would be treated as our “stock” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382 of the Code, an “ownership change” occurs if, over a rolling three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of our Common Stock owned by one or more of our “5-percent stockholders” (as determined under the rules of Section 382 of the Code and the regulations and guidance thereunder). The Protective Provisions were designed to prevent transfers of our Common Stock that could otherwise result in an ownership change under Section 382 of the Code and, therefore, adversely affect our ability to utilize NOLs to offset our taxable income for U.S. federal income tax purposes.

The purpose of including the Protective Provisions is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our Common Stock that could affect the percentage of stock that is treated as being owned by a holder of 5% or more of our Common Stock. However, the Protective Provisions are set to expire on July 29, 2015. As a result, the Board believes it is in our and our stockholders’ best interests to extend the expiration date of the Protective Provisions so that they can continue in effect.

On May 28, 2015, our Board adopted the Amendment, which revised the Amended and Restated Certificate of Incorporation’s definition of “Restriction Release Date” and extended the term of the Protective Provisions for an additional three years. All of the other terms of the Protective Provisions will remain the same. Also on May 28, 2015, SPHG Holdings approved the Amendment. The Amendment, which was approved by SPHG Holdings, will be effected by filing the Amendment to the Amended and Restated Certificate of Incorporation that includes the changes indicated in the Amendment with the Office of the Secretary of State of the State of Delaware.

It is important to note that despite the Protective Provisions, they do not offer a complete solution and an ownership change may occur. There are limitations on the enforceability of the Protective Provisions against stockholders that may allow an ownership change to occur. The limitations of the Protective Provisions are described in more detail below.

The following description of the Protective Provisions and the Amendment is qualified in its entirety by reference to the text of the Amendment, which can be found in the accompanying Appendix II and the text of the Protective Provisions contained in the Amended and Restated Certificate of Incorporation, which was filed with the SEC. Please read each of the Amendment and the Protective Provisions in their entirety, as the discussion below is only a summary.

Description of the Protective Provisions

On July 29, 2005, the Company amended and restated its Certificate of Incorporation, to add among other things, the Protective Provisions to our Certificate of Incorporation in an attempt to help preserve certain tax benefits primarily associated with our NOLs.

Prohibited Transfers.  The Protective Provisions generally restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

•	increase the ownership of our Common Stock by any Person or Persons (as defined below) from less than 5.0% to 5.0% or more of our Common Stock; or

•	increase the ownership percentage of a Person owning or deemed to own 5.0% or more of our Common Stock.

“Person” means any individual, partnership, corporation, limited liability company, association, joint venture, trust or other entity or association, including without limitation any governmental authority.

The Protective Provisions also prohibit any direct or indirect transfer by a Person or group of Persons that is identified as a “5-percent shareholder” of the Company pursuant to Treasury Regulation ss. 1.382-2T(g). However the agent designated by the Board will not be subject to such restrictions.

Complicated common stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 5.0% stockholder under the Protective Provisions. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our Common Stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our Common Stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our Common Stock, or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our Common Stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers.  Any direct or indirect transfer attempted in violation of the Protective Provisions would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Provisions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such Common Stock, or in the case of options, receiving our Common Stock in respect of their exercise. In this Information Statement, our Common Stock purportedly acquired in violation of the Protective Provisions is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Provisions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the lesser of (a) the cost incurred by the purported transferee to acquire such excess stock and (b) the fair market value of the excess stock on the date of the prohibited transfer, as determined at the discretion of the Board, and the balance of the proceeds, if any, will be distributed to the purported transferor. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

In addition, our Board will have the discretion to approve a transfer of our Common Stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If the Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, the Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, the Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Provisions or the status of our federal income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

Implementation of the Amendment

Not less than 20 calendar days after the mailing of this Information Statement, we intend to file the Amendment to the Amended and Restated Certificate of Incorporation that includes the changes indicated in the Amendment with the Secretary of State of the State of Delaware, whereupon the Amendment will become effective. We intend thereafter to continue to enforce the restrictions in the Protective Provisions to preserve the future use of our NOLs. We also will continue to include a legend reflecting the transfer restrictions included in the Protective Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

The Amendment

Pursuant to the Amendment, “Restriction Release Date” will be redefined so that the Protective Provisions will now expire upon the earliest of (a) July 29, 2018, (b) the repeal, amendment or modification of Section 382 in such a way as to render the restrictions imposed by Section 382 no longer applicable to the Company, (c) the beginning of a taxable year of the Company in which no NOLs are available, (d) the determination by the Board that the provisions of this Article FIFTH shall not apply, (e) a determination by the Board or the Internal Revenue Service that the Company is ineligible to use Section 382(l)(5) of the Code permitting full use of the NOLs existing as of the Effective Date, and (f) an election by the Company for Section 382(l)(5) of the Code not to apply.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

General

Our authorized capital stock consists of 180,000,000 shares of Common Stock, $.01 par value per share and 5,000,000 shares designated as preferred stock, $.01 par value per share. As of April 29, 2015, there were 10,784,634 shares of Common Stock outstanding. As of April 29, 2015, there were no shares of preferred stock outstanding.

Common Stock

Voting Rights. Subject to the preferences applicable to any preferred stock outstanding at any time, holders of common stock vote together as a single class on all matters submitted to a vote of the stockholders. Each holder of Common Stock is entitled to cast one vote per share held by such holder on all matters submitted to a vote of the stockholders. Generally, all matters submitted to a vote of the stockholders must be approved by a majority of the votes cast on the matter by the holders of Common Stock present in person or represented by proxy, voting together as a single class at a meeting at which a quorum is present, subject to any voting rights granted to holders of any outstanding shares of preferred stock.

Conversion Rights. Shares of Common Stock are not convertible into other securities of the Company.

Dividend Rights. Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at the times and in the amounts that our Board may determine from time to time.

No Preemptive or Redemption Rights. Our Common Stock is not entitled to preemptive rights and is not subject to redemption or sinking fund provisions.

Right to Receive Liquidation Distributions. Upon our liquidation, dissolution or winding−up, the holders of Common Stock are entitled to share equally in all of our assets remaining after payment of all liabilities and the liquidation preferences of any outstanding preferred stock.

Our Board is authorized, subject to limitations imposed by the DGCL, to issue up to a total of 5,000,000 shares of preferred stock in one or more series, without stockholder approval. As of April 29, 2015, no shares of preferred stock were issued or outstanding. Our board of directors is authorized to establish from time to time the number of shares to be included in each series, and to fix the designations, preferences and rights of the shares of each wholly unissued series and any of its qualifications, limitations or restrictions, subject to the provisions of any series of preferred stock. Our Board is also able to increase or decrease the number of shares of any series, but not below the number of shares of that series then outstanding, without any further vote or action by the stockholders.

The Board may authorize the issuance of preferred stock with voting or conversion rights that could harm the voting power or other rights of the holders of the common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of the common stock and the voting and other rights of the holders of common stock. The Company has no current plans to issue any shares of preferred stock.

Other Terms

Classification of Our Board of Directors. The Amended and Restated Certificate of Incorporation provides that our Board of Directors has the power to make, alter, amend, or repeal the By-Laws, and to adopt any new By-Law, except a By-Law classifying directors for election for staggered terms. The entire Board is elected annually, and each member will serve a one−year term.

Charter Transfer Restrictions. There are transfer restrictions contained in our Amended and Restated Certificate of Incorporation to help preserve our net operating tax loss carry forwards that will generally prevent any person from acquiring amounts of our Common Stock such that such person would hold 5% or more of our Common Stock, for up to ten years after July 29, 2005, as specifically provided in our Amended and Restated Certificate of Incorporation.  As described herein, the Company’s Board of Directors and majority stockholder have approved the Amendment which would extend the expiration date of the terms of the transfer restrictions to July 28, 2018.

Calling of a Special Meeting of Stockholders by a Stockholder. The Amended and Restated By−laws, as amended, provide that the Secretary may call a special meeting at the direction of a majority of the voting power of all the then outstanding shares of the voting stock, voting together as a single class upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting.

Action of the Stockholders by Written Consent. The Amended and Restated Certificate of Incorporation permits action by the written consent of a majority of the stockholders entitled to vote with respect to the subject matter of the action.

Anti−Takeover Effects of Delaware Law. The Company is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, those provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	The transaction is approved by the board before the date the interested stockholder attained that status;

•
Upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•
On or after the date the business combination is approved by the board and authorized at a meeting of stockholders by at least two−thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•	Subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•
Any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons. A Delaware corporation may opt out of this provision either with an express provision in its original certificate of incorporation or in an amendment to its certificate of incorporation or bylaws approved by its stockholders. However, we have not opted out, and do not currently intend to opt out, of this provision. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Nasdaq Capital Market Listing Symbol. Our Common Stock is traded on the NASDAQ Capital Market under the ticker symbol “HNH.”

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our Common Stock as of April 29, 2015, by (a) each beneficial owner of 5% or more of our outstanding Common Stock known to us, (b) each of our directors, (c) each of our “named executive officers” and (d) all of our current directors and executive officers as a group.

The percentage of beneficial ownership for the table is based on 10,784,634 shares of our Common Stock outstanding as of April 29, 2015. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our Common Stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Handy & Harman Ltd., 1133 Westchester Avenue, Suite N222, White Plains, New York 10604.

The number of shares beneficially owned by each stockholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of Common Stock over which the stockholder has sole or shared voting or investment power and those shares of Common Stock that the stockholder has the right to acquire within 60 days after April 29, 2015, including through the exercise of an option or vesting of restricted stock. The “Percent of Shares Outstanding” column treats as outstanding all shares underlying options that are exercisable within 60 days after April 29, 2015, or vesting of restricted stock held by the Directors and named executive officers individually and as a group, but not shares underlying equity awards that are exercisable by other stockholders.

Name and Address of Beneficial Owner	Number of Shares	Percent of Shares Outstanding

Directors and Named Executive Officers:
Warren G. Lichtenstein (1)	306,412	2.8%
Patrick A. DeMarco (2)	9,733	*
Robert Frankfurt (2)	12,733	*
Jack L. Howard (3)	273,947	2.5%
James F. McCabe, Jr. (4)	44,267	*
John H. McNamara, Jr. (2)	33,233	*
Garen W. Smith (5)	12,148	*
Jeffrey A. Svoboda (6)	127,262	1.2%
Directors and executive officers as a group (9 persons) (7)	830,451	7.7%
5% Stockholders:
SPH Group Holdings LLC (8) 590 Madison Avenue 32 Floor New York, New York 10022	7,131,185	66.1%
______________

*	Less than one percent.

(1)
Includes 18,305 unvested shares of restricted stock issued as of March 17, 2015 pursuant to our 2007 Incentive Stock Plan (the “2007 Plan”), which currently have voting rights but do not vest until March 17, 2016, provided, however, that the Compensation Committee may accelerate vesting in its sole discretion when and in the event his status as a member of the Board has terminated by reason of his death, disability, voluntary resignation or termination by the Company without cause.

(2)
Includes 733 unvested shares of restricted stock issued as of March 17, 2015 pursuant to the 2007 Plan, which currently have voting rights but do not vest until March 17, 2016 provided, however, that the Compensation Committee may accelerate vesting in its sole discretion when and in the event his status as a member of the Board has terminated by reason of his death, disability, voluntary resignation or termination by the Company without cause.

(3)
Includes (a) 57,642 shares owned directly by EMH Howard, LLC (“EMH”) which may be deemed beneficially owned by Mr. Howard by virtue of his position as the managing member of EMH and (b) 18,305 unvested shares of restricted stock issued as of March 17, 2015 pursuant to the 2007 Plan, which currently have voting rights but do not vest until March 17, 2016 provided, however, that the Compensation Committee may accelerate vesting in its sole discretion when and in the event his status as a member of the Board has terminated by reason of his death, disability, voluntary resignation or termination by the Company without cause. Mr. Howard disclaims beneficial ownership of the shares owned by EMH except to the extent of his pecuniary interest therein.

(4)
Includes (a) 5,000 shares of common stock issuable upon exercise of options that are currently exercisable, (b) 1,301 unvested shares of restricted stock issued as of March 19, 2013 pursuant to the 2007 Plan, which currently have voting rights and will vest on March 19, 2016, (c) 2,564 unvested shares of restricted stock issued as of March 21, 2014 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 21, 2016 and 2017, and (d) 823 unvested shares of restricted stock issued as of March 17, 2015 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 17, 2016, 2017 and 2018.

(5)
Includes (a) 1,000 shares of common stock issuable upon exercise of options that are currently exercisable and (b) 733 unvested shares of restricted stock issued as of March 17, 2015 pursuant to the 2007 Plan, which currently have voting rights but do not vest until March 17, 2016 provided, however, that the Compensation Committee may accelerate vesting in its sole discretion when and in the event his status as a member of the Board has terminated by reason of his death, disability, voluntary resignation or termination by the Company without cause.

(6)
Includes (a) 10,000 shares of common stock issuable upon exercise of options that are currently exercisable, (b) 3,604 unvested shares of restricted stock issued as of March 19, 2013 pursuant to the 2007 Plan, which currently have voting rights and will vest on March 19, 2016, (c) 7,102 unvested shares of restricted stock issued as of March 21, 2014 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 21, 2016 and 2017, and (d) 2,156 unvested shares of restricted stock issued as of March 26, 2015 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 26, 2016, 2017 and 2018.

(7)
Includes 10,716 shares of common stock beneficially owned by Leonard J. McGill, our Senior Vice President, Chief Legal Officer and Assistant Secretary. The 10,716 shares held by Mr. McGill includes (a) 1,020 unvested shares of restricted stock issued as of March 19, 2013 pursuant to the 2007 Plan, which currently have voting rights and will vest on March 19, 2016, (b) 2,010 unvested shares of restricted stock issued as of March 21, 2014 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 21, 2016 and 2017, and (c) 1,169 unvested shares of restricted stock issued as of March 17, 2015 pursuant to the 2007 Plan, which currently have voting rights and will vest in approximately equal installments on each of March 17, 2016, 2017 and 2018.

(8)
Based upon Amendment No. 29 to the Schedule 13D filed on September 12, 2014, SPHG Holdings directly owns 7,131,185 shares of the Company’s common stock. SPHG is the sole member of SPHG Holdings and Steel Holdings owns 99% of the membership interests of SPHG. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Steel Holdings, SPHG and Steel Holdings GP disclaim beneficial ownership of the shares owned by SPHG Holdings except to the extent of their pecuniary interest therein.  Assuming a Parent Stock Price of $31.68, which was our closing price as reported on the NASDAQ Capital Market on May 29, 2015, the trading day immediately prior to public disclosure of the Issuance and the Exchange, SPHG Holdings will receive 1,527,953 shares and will beneficially own 8,659,138 shares or our Common Stock or approximately 70.3%.  Assuming a Parent Stock Price of [$   ] which was the twenty days’ trading volume weighted average for shares of our Common Stock ending on the trading day immediately prior to the date of this Information Statement, SPHG Holdings will receive [  ] shares of our Common Stock and beneficially own [  ] shares of Common Stock or [   ]%.

DELIVERY OF INFORMATION STATEMENT

To reduce the expenses of delivering duplicate materials to our stockholders, we are taking advantage of house holding rules that permit us to deliver only one Information Statement to stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at Handy & Harman Ltd., 1133 Westchester Avenue, Suite N222, White Plains, New York 10604, Attention: Corporate Secretary, or by calling us at (914) 461-1300.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

FORWARD−LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects,” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes stockholder value; the consummation of the Issuance and Exchange; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of our net operating losses; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our products; environmental and other health and safety laws and regulations; general economic conditions and other risks detailed from time to time in filings we make with the SEC, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Information Statement.

INCORPORATION BY REFERENCE; FINANCIAL INFORMATION

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC.  The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement.

Certain financial information required under Section 14(c) of the Exchange Act and the rules and regulations thereunder, including the Company’s (i) financial statements, (ii) supplementary financial information, (iii) management’s discussion and analysis of financial condition and results of operations, and (iv) quantitative and qualitative disclosures about market risk, can be found in our Quarterly Report on Form 10−Q for the quarterly period ended March 31, 2015, filed with the SEC on April 30, 2015, and in our Annual Report on Form 10−K for the fiscal year ended December 31, 2014, filed with the SEC on February 27, 2015. Such financial information is incorporated herein by reference.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at Station Place, 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov and on our corporate website, www.handyharman.com.

Copies of material filed by us with the SEC, including the information we are incorporating by reference, may also be obtained free of charge and within one business day of our receipt of such request, by writing to us at our corporate headquarters, Handy & Harman Ltd., Attention: Investor Relations, 1133 Westchester Avenue, Suite N222, White Plains, New York 10604, or by calling us at (914) 461-1300.

APPENDIX I

EXCHANGE AGREEMENT

This Exchange Agreement dated as of May 31, 2015, is entered into between Handy & Harman Group, Ltd., a Delaware corporation (“HNH Group”), and SPH Group Holdings LLC, a Delaware limited liability company (“Steel”, and together with HNH Group, the “Parties”).

WHEREAS, as of the date hereof, JPS Industries, Inc., a Delaware corporation (the “Company”), HNH Group, HNH Group Acquisition LLC, a Delaware limited liability company (“Sub I”), Handy & Harman Ltd., a Delaware corporation (“Parent”) and HNH Group Acquisition Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Sub I (“Merger Sub”), are entering into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into the Company (“Merger I”), with the Company being the surviving entity in Merger I, and pursuant to which all of the holders of shares of Company Common Stock (other than Steel) will receive cash consideration in an amount equal to $11.00 per share of Company Common Stock (the “Per Share Merger Consideration”).  Each capitalized and other term used and not defined herein shall have the meaning ascribed thereto in the Merger Agreement.

WHEREAS, after the date hereof and prior to the consummation of Merger I, HNH Group and Steel will make cash contributions to the capital of Sub I in exchange for limited liability company interests in Sub I, on such terms and conditions as may be agreed by HNH Group, Steel and Sub I;

WHEREAS, immediately following the consummation of Merger I, Sub I will own all of the shares of Company Common Stock not owned by Steel;

WHEREAS, as part of a certain corporate reorganization transaction following the consummation of Merger I:

(i)
Sub I will be liquidated, and in connection with such liquidation, all of the shares of Company Common Stock owned by Sub I will be distributed to the holders of all of the limited liability company interests of Sub, Steel and HNH Group, in accordance with their respective percentage interests in Sub I (the “Liquidation”); and

(ii)	shares of common stock of Parent (“HNH Parent Stock”) will be issued to its subsidiary, HNH Group (the “Issuance”);

WHEREAS, following the Liquidation and the Issuance, and as part of such corporate reorganization transaction, Steel and HNH Group desire to provide for the exchange, pursuant to this agreement, of all of Steel’s shares of Company Common Stock for all of HNH Group’s shares of HNH Parent Stock (the “Exchange”);

WHEREAS, following the Exchange, HNH Group will own all of the shares of Company Common Stock and currently intends to merge the Company with and into its wholly-owned subsidiary, HNH Acquisition LLC, a Delaware limited liability company (“Sub II”) (“Merger II”), with Sub II being the surviving entity in Merger II; and

WHEREAS, HNH Group and Steel intend that an Exchange consummated hereunder, together with the foregoing transactions, including Merger II, be treated for U.S. Federal income tax purposes as an integrated transaction and together shall qualify as a “reorganization” under Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Exchange.

a.           Subject to the terms and conditions of this agreement, the Exchange contemplated hereby shall take place at a closing (the “Closing”) to be held no later than the day on which the condition set forth in Section 2(a)(iii) has been satisfied, provided that all of the other conditions set forth in Section 2 have also been satisfied or waived.  At the Closing, (a) Steel shall surrender all of its shares of Company Common Stock in exchange for the number of shares of Parent Common Stock determined pursuant Section 1(b); and (b) HNH Group shall surrender the number of shares of Parent Common Stock determined pursuant Section 1(b) in exchange for all of Steel’s shares of Company Common Stock.  Any such shares surrendered by one Party to the other Party pursuant to the Exchange are referred to herein as “Exchange Shares.”

b.           The number of shares of Parent Common Stock that Steel shall receive pursuant to the Exchange is equal to the product of (a) the aggregate number of shares of Company Common Stock held by Steel immediately prior to the Exchange multiplied by (b) a fraction, (i) the numerator of which is an amount equal to the Per Share Merger Consideration and (ii) the denominator of which is an amount equal to the Parent Stock Price.  “Parent Stock Price” means the dollar volume-weighted average prices for the Parent Common Stock on the Nasdaq Capital Market (the “Principal Market”) during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of the Parent Common Stock in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, for each of the twenty (20) consecutive complete trading days ending with the complete trading day prior to the Merger Closing Date.  If the Parent Stock Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Parent Stock Price of the Parent Common Stock on such date shall be the fair market value as mutually determined by Parent’s Board of Directors and Steel.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

2

2.           Conditions.

a.           The obligations of each of the Parties to consummate the Exchange shall be subject to the satisfaction of the following conditions:

i.	the Merger Agreement shall have been executed and delivered by the parties thereto;

ii.
each of the conditions to effect Merger I set forth in Sections 6.01, 6.02 and 6.03 of the Merger Agreement shall have been satisfied or waived (other than any conditions that by their nature are to be satisfied at the closing of Merger I, but subject to the prior or substantially concurrent satisfaction of such conditions); and

iii.	Merger I shall have been consummated in accordance with the terms of the Merger Agreement.

b.           The obligations of Steel to consummate the Exchange shall be subject to the satisfaction of the following conditions:

i.	the Liquidation shall have occurred; and

ii.	the Issuance shall have occurred.

3.           Delivery of Company Common Stock and Parent Common Stock.  With respect to each Party, on the date of the consummation of the Exchange and subject to the surrender of Certificates (duly endorsed in blank for transfer or accompanied by separate stock powers duly executed in blank) or Book-Entry Shares representing such Party’s Exchange Shares, such Party shall (i) provided that the applicable transfer agent (the “Transfer Agent”) with respect to such Party’s Exchange Shares is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the other Party, credit such aggregate number of Exchange Shares to which such other Party is entitled pursuant to Section 1 to such other Party’s balance account with DTC through its Deposit Withdrawal Agent Commission system which balance account shall be specified by such other Party, or (ii) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or such Exchange Shares are not able to issued through the Deposit Withdrawal Agent Commission system for any reason, issue and dispatch by overnight courier to the address as specified by such other Party, a certificate, registered in the applicable share register in the name of such other Party or its designee, for the number of such Exchange Shares to which such other Party is entitled pursuant to Section 1; provided, however, that Exchange Shares may only be issued to a person other than the person in whose name the applicable certificate so surrendered is registered if such certificate is properly endorsed or otherwise in proper form for transfer and such other person pays any transfer or other similar taxes required by reason of the issuance of such Exchange Shares to a person other than the registered holder of such certificate or reasonably establishes that such tax has been paid or is not applicable.  Upon the consummation of the Exchange, each Party shall be deemed for all corporate purposes to have become the holder of record of the Exchange Shares to which such Party is entitled pursuant to Section 1, irrespective of the date of delivery of the certificates evidencing such Exchange Shares.

3

4.           Parties in Interest; Third Party Beneficiaries.  Each Party hereby agrees that its respective agreements and obligations set forth herein are solely for the benefit of the other Party and its respective successors and permitted assigns, in accordance with and subject to the terms of this agreement, and this agreement is not intended to, and does not, confer upon any person other than the Parties and their respective successors and permitted assigns any benefits, rights or remedies under or by reason of, or any rights to enforce the obligations set forth herein.

5.           No Modification; Entire Agreement.  This agreement may not be amended or otherwise modified without the prior written consent of each of the Parties. No transfer of any rights or obligations hereunder (including with respect to the exchange, transfer and delivery of the Exchange Shares) by one Party shall be permitted without the consent of the other Party.  Any transfer in violation of the preceding sentence shall be null and void.

6.           Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The parties hereto consent to the service of process in any manner permitted by the laws of the State of Delaware. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY

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7.           Counterparts.  This agreement may be executed in any number of counterparts (including by facsimile or by .pdf delivered via email), each such counterpart when executed being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

8.           Termination.  This agreement will terminate automatically and immediately upon the earliest to occur of (a) the consent of the Parties and (b) the termination of the Merger Agreement pursuant to its terms.

9.           No Assignment.  This agreement shall not be assignable, in whole or in part, by one Party without the other Party’s prior written consent and the granting of such consent in a given instance shall be solely in the discretion of the Party whose consent is required and, if granted, shall not constitute a waiver of this requirement as to any subsequent assignment.  Any purported assignment of this agreement in contravention of this section shall be void.

10.         Agreed Tax Treatment.  The Parties intend that the Exchange and the other steps, including Merger II, set forth in the recitals hereto shall be treated as an integrated transaction and together shall qualify as a “reorganization” under Section 368(a) of the Code.  Each Party and its Affiliates shall use reasonable best efforts to cause the transactions to so qualify, to file all tax returns consistent with, and take no position inconsistent with, such treatment unless required to do so by applicable Law.  HNH Group hereby adopts this agreement as a plan of reorganization within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this agreement as of the date first written above.

Handy & Harman Group, Ltd.

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Senior Vice President

SPH Group Holdings, LLC

By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer of Managing Member

APPENDIX II

CERTIFICATE OF AMENDMENT

 TO THE

CERTIFICATE OF INCORPORATION

OF

HANDY & HARMAN LTD.

_______________________________________________
Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Handy & Harman Ltd. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Handy & Harman Ltd.

2.	Pursuant to Section 242 of the Delaware General Corporation Law, this Certificate of Amendment hereby amends:

The definition of “Restriction Release Date” in Article FIFTH, paragraph F(15) of the Certificate of Incorporation by deleting it in its entirety and replacing it with the following:

“(15) “Restriction Release Date” means the earliest of (a) July 29, 2018, (b) the repeal, amendment or modification of Section 382 in such a way as to render the restrictions imposed by Section 382 no longer applicable to the Corporation, (c) the beginning of a taxable year of the Corporation in which no Tax Benefits are available, (d) the determination by the Board that the provisions of this Article FIFTH shall not apply, (e) a determination by the Board or the Internal Revenue Service that the Corporation is ineligible to use Section 382(l)(5) of the Code permitting full use of the Tax Benefits existing as of the Effective Date, and (f) an election by the Corporation for Section 382(l)(5) of the Code not to apply.”

3.
The foregoing amendments to the Certificate of Incorporation were duly authorized by the affirmative vote of the Board of Directors of the Corporation and a written consent of the holder of a majority of outstanding shares of Common Stock of the Corporation.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed this ___ day of _____, 2015.

HANDY & HARMAN LTD.

By:
Name:
Title: